Focused on Performance Investor Update: March 2020 One of America’s Most Reliable Utility Outstanding Best in the U.S. in Large Most Responsible in the Midwest Midsize Utility Customer Satisfaction (Top 2 Box) Companies for 2020 We Energies Wisconsin Public Service WEC Energy Group WEC Energy Group PA Consulting PA Consulting JD Power Newsweek

Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, capital plans, construction costs, investment opportunities, corporate initiatives (including any generation reshaping plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company's service territories; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; the company's ability to successfully acquire and/or dispose of assets and projects; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; the impact of tax reform and any other legislative and regulatory changes, including changes to environmental standards; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Co. as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; impacts related to pandemic health events; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and "Risk Factors" contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2019, and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information. 1

Company Statistics . $29.1 billion market cap* . 1.6 million electric customers . 2.9 million natural gas customers . 60% ownership of American Transmission Company . 70,600 miles of electric distribution . 49,500 miles of gas distribution . $35.0 billion of assets . 9th largest natural gas distribution utility in U.S. based on customers . 9th largest publicly traded utility in U.S. measured by market value* * As of 2/28/2020 2

“Delivering reliable, affordable energy to our customers. Reducing greenhouse gas emissions. Building and maintaining safe, resilient infrastructure. These imperatives continue to drive our decision-making, and the results are clear.” - Gale Klappa, WEC Energy Group Executive Chairman 2019 Best CEO – Electricity and Natural Gas Industry Gale Klappa Business Worldwide Magazine 3

What’s New? 4

A Decade of EPS Growth $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 GAAP Adjusted 5

Proven Track Record of Performance EPS Guidance 2019 Exceeded  2018 Exceeded  2017 Exceeded  2016 Exceeded  The only utility to beat 2015 Exceeded  guidance every year for 2014 Exceeded 16 years running  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  6

Solid Dividend Growth Continues Annualized Dividends Per Share In January, raised the $2.53** dividend by 7.2% to a $2.36 new annual rate of $2.21 $2.53 per share $2.08 $1.98 Targeting dividend $1.83* payout of 65-70% of earnings $1.56 $1.445 Projecting dividend $1.20 growth in line with $1.04 earnings growth $0.80 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 *Annualized based on 4th quarter 2015 dividend of $0.4575 **Annualized based on 1st quarter 2020 dividend of $0.6325 7

Confident in Achieving Our EPS Growth Guidance $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 2015 2016 2017 2018 2019 2015 Base GAAP Adjusted* *See Appendix for reconciliation of adjusted amounts to GAAP amounts (1) 7.1% annual average growth rate calculated from 2015 base of $2.72 per share (2) Based on original 2019 guidance midpoint of $3.50 per share 8

Infrastructure Portfolio Investments

- Expected to provide returns that are higher than those in our regulated business
  - 8%+ unlevered internal rate of return
- Expected to qualify for 100% bonus depreciation and production tax credits

Project	Investment	Offtake Agreement	Capacity
Upstream Wind Energy Center	$276M for 80% ownership and $31M for additional 10%*	Affiliate of Allianz – 10-yrs	~200MW
Bishop Hill III Wind Energy Center	$166M for 90% ownership	WPPI Energy – 22-yrs	~132MW
Coyote Ridge Wind Farm	$145M for 80% ownership and 99% of tax benefits	Google Energy – 12-yrs	~97MW
Thunderhead Wind Energy Center**	$381M expected for 90% ownership	AT&T – 12-yrs	~300MW
Blooming Grove Wind Farm**	$389M expected for 90% ownership	Two investment grade multinational companies – 12-years	~250MW

*Filed for FERC approval on additional 10% ownership interest, and expect to close on that transaction later this spring.
**Closing projected at the end of 2020

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In 2019, met and exceeded our 2030 goal of reducing carbon emissions by 40% below 2005 levels Progress driven by generation reshaping plan Retired 40% of our coal generation since 2014 Given our progress, we are re-evaluating our longer-term carbon reduction goals 10

Methane Reduction Goal More than halfway 0% towards Reduction Goal:* our goal -10% -20% 30% by the year 2030 -30% from a 2011 baseline -40% 2011 2019 2030 *This goal represents a decrease in the rate of methane emissions from the natural gas distribution lines in our network of 30% per mile by the year 2030 from a 2011 baseline. 11

Environmental, Social & Governance Focus In 2019, met and exceeded our 2030 goal of reducing carbon dioxide Carbon Goal emissions by 40% below 2005 levels. Given our progress, we are re-evaluating our longer-term carbon reduction goals. Methane Reduce the rate of methane emissions by 30% per mile from a 2011 Reduction Goal baseline by 2030 15.7 million Amount of combustion products for beneficial use provided over the past metric tons 19 years $0.9 billion Planned utility renewable investments between 2020-2024 $1.8 billion Planned investment in contracted energy infrastructure between 2020-2024 Donated by our companies and foundations to nonprofit organizations $20 million in 2019 43% diversity Board of directors who are diverse based on gender and/or race $282.6 million Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2019 $124.4 million Spent on energy efficiency and conservation in 2019 12

Five-Year Capital Plan 13

2020-2024 Capital Plan ($ in billions) Total of $15.0 billion Gas Distribution Announced $5.7 Infrastructure 38% Projects $0.8 5% Remaining $1.0 Technology Infrastructure 7% $1.2 8% Projects Generation $2.2 Electric ATC 15% Distribution Investment* $2.8 $1.3 18% 9% * ATC is accounted for using the equity method; this represents WEC’s portion of the investment 14

Greater Opportunities in Natural Gas and Energy Infrastructure Average Asset Base Projected Asset Base 12/31/2019 7% 12/31/2024 $21.4 billion Growth $30.2 billion Gas Distribution Gas29% Gas Distribution* Distribution* FERC 33% FERC Regulated 37% Regulated Electric We15% Power Electric 15% We Power Generation Generation Electric 14% Electric and Distribution and DistributionGeneration 11% Generation and 50% and Transmission 56% Distribution Distribution 13% Transmission 38% 11% 35% Infrastructure Infrastructure 2% 6% * Includes Bluewater Gas Storage 15

New Liquefied Natural Gas (LNG) Facilities Taking steps to maintain reliable and affordable service for our customers These LNG facilities provide  We Energies is seeking approval for two a solution for Southeastern LNG facilities to address the need for Wisconsin to meet peak additional natural gas supply in Wisconsin customer demand on the coldest days of the year  Total expected investment: $370 million  If approved, construction is expected to begin summer of 2021  Targeted in-service date: Late 2023 16

Wisconsin Utilities Investing in Zero-Carbon Generation  Solar generation technology has improved in efficiency, become more cost-effective and complements our summer demand curve.  Wisconsin Electric, Wisconsin Public Service and Madison Gas & Electric are partnering on major solar initiatives.  In addition, Wisconsin Electric is moving forward on two innovative renewable pilot programs for 185 MW of carbon-free generation. Project Utility Location Investment Capacity* Timing Construction Badger Hollow Solar Park WPS Iowa County, WI $130M 100MW Underway Construction Two Creeks Solar Project WPS Two Rivers, WI $130M 100MW Underway Received PSCW Badger Hollow II Solar Park WE Iowa County, WI $130M 100MW Approval 2/21/20 *Madison Gas & Electric will own an additional 50 MW at each site 17

Electric and Gas Rate Case Settlements We Energies & Wisconsin Public Service  PSCW approved the rate settlements in a final written order on December 19  Authorized return on equity:  Wisconsin Electric – 10.0%  Wisconsin Gas – 10.2%  Wisconsin Public Service – 10.0%  Capital structure equity component at all three utilities: 50.0% – 55.0%  Rates set using 52.5%  Updated earnings sharing mechanism: WE & WPS WG Treatment 10.00% – 10.25% 10.20% – 10.45% No sharing 10.25% – 10.75% 10.45% – 10.95% 50/50 sharing >10.75% >10.95% 100% customer  Wisconsin Electric will seek a financing order to securitize $100 million of the remaining book balance of the Pleasant Prairie Power Plant  New rates were effective January 1, 2020 18

Regional Economy 19

Powering Industry Leaders in our Region 20

Wisconsin Segment Longer-Term Sales Forecast Benefits from Regional Economic Growth Year-over-Year 2022 - 2024 Sales Growth Forecast Electric 1.2% - 1.5% (weather-normalized) Gas 1.2% - 1.5% 21

Key Takeaways for WEC Energy Group  Track record of exceptional performance  Portfolio of premium businesses  Investment opportunities support 5-7% EPS growth with minimal impact on base rates  100% of capital allocated to regulated businesses or contracted renewables/gas storage  Dividend growth projected to be in line with earnings growth  No need to issue additional equity through forecast period  Poised to deliver among the best risk-adjusted returns in the industry 22

Appendix

Office of the Chair “Working together as a team, we will leverage the strengths of each individual as we write the next chapter of the company’s growth, development and service to our customers.” Gale Klappa Executive Chairman - Gale Klappa, Executive Chairman WEC Energy Group Rick Kuester Kevin Fletcher Scott Lauber Senior Executive President and CEO Senior Executive Vice President Vice President and Chief Financial Officer 24

Electric Generation Electric Distribution Natural Gas Distribution Energy Infrastructure Electric Transmission 60% ownership 25

Infrastructure Investment Blooming Grove Wind Farm 94 GE wind turbines with a capacity of ~250MW  Under development by Invenergy and located in McLean County, Illinois  Expected total investment: $389 million for a 90% ownership interest  Expected returns are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits  12-year offtake agreements for all the energy produced with affiliates of two investment grade multinational companies  Projected in service date: End of 2020 26

Infrastructure Investment Thunderhead Wind Energy Center 108 GE wind turbines with a capacity of ~300MW  Under development by Invenergy and located in Antelope and Wheeler Counties, Nebraska  Expected total investment: $381 million for a 90% ownership interest  Expected returns are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits  12-year offtake agreement with AT&T for 100% of the energy produced  Projected in service date: End of 2020 27

Infrastructure Investment Coyote Ridge Wind Farm  Built by Avangrid Renewables in Brookings County, 39 GE wind turbines with South Dakota, within MISO footprint a capacity of ~97 MW  Total investment: $145 million for an 80% ownership interest and substantially all of the tax benefits  Expected returns are higher than those in our regulated business ND  Approximately mid-8% unlevered internal rate of return MN  Expected to qualify for 100% bonus depreciation and production tax credits  12-year offtake agreement with Google Energy LLC COYOTE RIDGE SD for 100% of the energy produced  Transaction closed on December 27, 2019 after commercial operation was achieved NE IA 28

Infrastructure Investment Upstream Wind Energy Center  Built by Invenergy and located in Antelope County, Nebraska 81 GE wind turbines with  Initial investment: $276 million for an 80% a capacity of ~200 MW ownership interest  Announced an incremental investment of $31 million, pending FERC approval, for an additional 10% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Qualifies for 100% bonus depreciation and production tax credits  10-year offtake agreement with affiliate of an A-rated publicly traded company (Allianz)  Transaction closed on January 10, 2019 after commercial operation was achieved 29

Infrastructure Investment Bishop Hill III Wind Energy Center  Developed by Invenergy and placed into service in May 2018  Located in Henry County, Illinois 53 GE wind turbines with a capacity of ~132 MW  Total investment: $166 million for a 90% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits  22-year offtake agreement with a current wholesale customer, WPPI Energy  Acquisition of the initial 80% interest closed on August 31, 2018  Incremental 10% ownership interest closed on December 5, 2018 30

“Delivering” the Future Project Highlights Electric Redesign/ Resilience Natural Gas System Technology Enhancements Modernization Program • Major investments planned to • Advanced metering program address aging infrastructure • Extensive effort to modernize uses integrated system of smart • Expect to spend $2.8 billion over the natural gas infrastructure in meters to enable two-way next 5 years on electric delivery the city of Chicago for safety communication between utilities and reliability and customers • Committed to delivering the future with infrastructure that will enhance • Ultimately PGL expected to • Upgrading We Energies efficiencies and reduce operating replace 2,000 miles of piping customer information system costs. • Project $280-300 million • Project to spend ~ $1.2 billion • Installing 2,200 miles of underground annual average investment (2020 – 2024) across four circuits to replace troublesome • Illinois law authorizes rider states we serve overhead lines, and adding through 2023 distribution automation equipment through our System Modernization and Reliability Project at WPS 31

Power the Future Investments Natural Gas Coal Capacity 1,090 MW 1,030 MW1 Investment $664 million $2 billion1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 1 – February 2010 Unit 2 – May 2008 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 32

$15.0 billion projected capital spend from 2020-2024 Capital Plan Drives 5% to 7% EPS Growth $3,468 $3,500 $212 $3,080 $3,005 $3,000 $286 $800 $305 $2,790 $100 $2,658 $113 $255 $2,500 $315 $199 $118 $87 $315 ATC Investment $625 $308 $81 $81 Energy Infrastructure $2,000 $785 $587 $580 MERC/MGU $621 Illinois $778 $1,500 WI/MI Gas Delivery* $619 $453 $507 $403 WI/MI Electric Delivery $1,000 WI/MI Generation** $568 $541 $662 $623 $697 $500 $610 $551 $423 $444 $349 $- 2020 2021 2022 2023 2024 Depreciation at the utilities expected to average $1 billion annually, and $127 million at ATC, over the 2020-2024 period * Gas Delivery includes capital spend at Bluewater ** Generation includes capital spend at We Power 33

By Company Capital Plan Projections ($ in millions) 2020 2021 2022 Wisconsin Electric $701.9 $1,189.5 $926.7 Wisconsin Gas 184.8 267.7 268.2 Wisconsin Public Service 579.3 405.1 409.1 Upper Michigan Energy Corp 16.0 18.8 26.5 Wisconsin Segment 1,482.0 1,881.1 1,630.5 Peoples Gas 721.0 563.4 523.4 North Shore Gas 58.0 56.0 63.3 Illinois Segment 779.0 619.4 586.7 Minnesota Energy Resources Corp 73.0 56.6 50.4 Michigan Gas Utilities 44.4 55.0 37.0 Other States Segment 117.4 111.6 87.4 WE Power 25.4 40.9 75.8 Infrastructure Investments 827.1 118.8 317.2 Nonutility Energy Infrastructure 852.5 159.7 393.0 Corporate and Other 24.6 22.7 2.7 Total $3,255.5 $2,794.5 $2,700.3 34

Diverse Portfolio of Regulated Businesses By Business By Jurisdiction MI/MN 5% Gas Distribution 33% IL 16% FERC Regulated 14% FERC WI 14% 65% Electric Generation and Distribution 53% Based on 2019 average asset base. Excludes wind investments in our Energy Infrastructure segment 35

Composition of Asset Base Total 2019 Average Asset Base of $21.4 billion Company Asset Base - $B % of Total Wisconsin Electric $6.3 29.4% Wisconsin Gas 1.5 7.0 Wisconsin Public Service 3.4 15.9 Upper Michigan Energy Resources 0.4 1.9 Peoples Gas 3.0 14.0 North Shore Gas 0.3 1.4 Minnesota Energy Resources 0.3 1.4 Michigan Gas Utilities 0.3 1.4 We Power 3.0 14.0 Bluewater 0.2 1.0 WEC Infrastructure 0.4 1.9 American Transmission Company 2.3 10.7 Total $21.4 100% Note: We Power value represents investment book value 36

Balanced Sales Mix 2019 Retail MWh Deliveries Mix* 35% Large C&I by Segment Paper 23% Foundry (SIC 33) 11% Mining/Minerals 11% Small C&I Large C&I Food/Agriculture 9% 35% 35% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Medical 5% Residential Education 4% plus Farm Chemical 4% 30% Printing 3% Office 2% Other 13% *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula 37

Balance Sheet Remains Strong Funds from Operations/Debt Holding Company Debt to Total Debt 19.0% 30% 18.0% 18.5% 28% 17.0% 16-18% 25% 16.0% Goal of 15.0% 30% or 20% 14.0% Less 13.0% 12.0% 15% 11.0% 10.0% 10% 2019 2020-2024E 2019 2020-2024E Electric and Gas Utilities Credit Ratings Distribution* Utilities Utility Rating 150 125 Wisconsin Electric A- 100 75 Wisconsin Gas A 50 Wisconsin Public Service A- 25 0 Peoples Gas A- AA - A A- BBB+ BBB BBB- Below Investment *Source: S&P Global Ratings (January 31, 2020) Grade 38

Rate-Making Parameters by Company Utility Equity Layer * Authorized ROE Wisconsin Electric 50.0%-55.0% 10.0% Wisconsin Public Service 50.0%-55.0% 10.0% Wisconsin Gas 50.0%-55.0% 10.2% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.9% 9.7% Michigan Gas Utilities 52% 9.9% We Power 53%-55% 12.7% American Transmission Company 50% 10.38%  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities * Represents the equity component of capital; rates are set at the mid-point of any range 39

Foxconn in Wisconsin  Expected capital investment by Foxconn of Foxconn announced $10 billion dollars July 26, 2017, Wisconsin’s largest  Goal of creating 13,000 jobs, and an estimated economic development 22,000 indirect jobs created throughout Wisconsin project and largest corporate attraction  Largest greenfield investment by a foreign-based project in U.S. history, company in U.S. history as measured by jobs as measured by jobs.  One of the largest manufacturing campuses in the world  Significant construction is underway  North American headquarters in Milwaukee, and innovation centers in Green Bay, Eau Claire and Racine  Operations expected to begin in 2020, ramping up through 2023 Source: inWisconsin.com 40

Focused on Efficiency Reducing Day to Day O&M $1,342 • Competitive excellence $1,281 $1,234 • Productivity through technology 4.5% $1,143 • Generation reshaping 3.7% 7.4% • Delivering the future 2016 2017 2018 2019 Electric Residential Bills below National Average $1,353 $1,264 National Average $1,200 $1,205 Wisconsin Electric $955 $980 Wisconsin Public Service 2013 2018 Source: SNL data for average annual residential bills 41

Key Rate Making Components Michigan– Illinois – Minnesota – Electric & Wisconsin – Wisconsin – Area Gas Gas Gas Gas Electric Gas Pipeline Replacement PGL Rider Bad Debt Rider ✓ Bad Debt Escrow Accounting WE / WG WE Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site ✓ ✓ ✓ ✓ N/A Clean Up Recovery Invested Capital Tax Rider ✓ Forward-looking test years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ No sharing on first 25 bp above allowed ROE, 50/50 on Earnings cap/sharing next 50bp, 100% to customers beyond 75 bp* * Effective January 1, 2020 42

Regulatory Environment

Wisconsin

- Governor Tony Evers (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Illinois

- Governor J.B. Pritzker (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 5-year staggered terms

Wisconsin Commissioners			
Name	Party	Began Serving	Term Ends
Rebecca Valcq Chair	D	01/2019	03/2025
Ellen Nowak	R	12/2018	03/2023
Vacant			

Illinois Commissioners			
Name	Party	Began Serving	Term Ends
Carrie Zalewski Chair	D	03/2019	01/2024
Sadzi Martha Oliva	R	01/2017	01/2022
D. Ethan Kimbrel	D	01/2018	01/2023
Maria Soledad Bocanegra	I	04/2019	01/2023
Michael Carrigan	D	01/2020	01/2025

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Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry 400% 350% 300% WEC Energy Group 250% Dow Jones Utilities S&P Utilities 200% Philadelphia Utility S&P Electric 150% 100% 50% 0% One-Year Three-Year Five-Year Ten-Year * Total return including reinvested dividends for the periods ended December 31, 2019 Source: Bloomberg 44

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-3339

Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2017 2016 Reported EPS – GAAP basis $ 3.79 $ 2.96 Tax benefit related to Tax Cuts and Jobs Act of 2017 $ (0.65) – Acquisition Costs – $ 0.01 Adjusted EPS – Non-GAAP basis* $ 3.14 $ 2.97 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017 as well as costs related to the acquisition of Integrys, neither of which is indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations. 46